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                                                                   EXHIBIT 10(r)


                             PCA INTERNATIONAL, INC.

                                 SALES CONTRACT

                           DATED AS OF AUGUST 1, 1997

                                   SCHEDULE A


PERIOD AND RENEWAL PROVISIONS:

                This Agreement is effective as of August 1, 1997 and contemplates purchases through January 31, 2000. The contemplated total purchase volume over the term of this Agreement is set forth on Schedule D to this Agreement. If this total purchase volume is not met by Buyer on or before January 31, 2000, the term of this Agreement will automatically be extended until this total purchase volume is met or until July 31, 2000, whichever comes first. This Agreement is irrevocable and is to be renegotiated 180 days prior to January 31, 2000.


TECHNOLOGY CO-OPERATION:

                PCA and Agfa will continue their on-going relationship and explore in good faith the possibility of developing future equipment technologies and systems.


OLD CONTRACTS:

                This Agreement replaces (i) the Sales Contract between PCA and Agfa that was effective August 1, 1994 and (ii) the Sales Contract between American Studios, Inc. and Agfa that was effective February 22, 1993, and both will become null and void upon the execution of this Agreement.



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                             PCA INTERNATIONAL, INC.

                                 SALES CONTRACT

                           DATED AS OF AUGUST 1, 1997

                                   SCHEDULE B


SPECIAL PROVISIONS:

Buyer will receive a XXXX percent Advertising Allowance on its U.S. paper, film, and chemistry purchases calculated at invoice price less any discounts taken for early payment and less any returns (based on actual purchases), for promoting Agfa's product and name in the United States. PCA will incorporate the Agfa product name and logo on substantially all television advertising, printed advertising, and merchandising materials printed, such as newspapers. slicks, banners, in-store signage, all direct mail pieces, and in-store fliers.

Buyer shall purchase XXXX percent of its United States consumable requirements from Seller during the contract period except that from time to time, Buyer may purchase minimum quantities of competitive products, not to exceed XXXX percent of Buyer's annual U.S. consumable requirements, for testing and evaluation purposes.

Buyer agrees that in the event that this agreement is not renewed, Buyer shall purchase color paper, film, and chemistry which is in the Seller delivery pipeline not to exceed the normal six-month forecast of Buyer.


WARRANTIES:

All film, paper, and chemistry sold to Buyer by Seller shall conform to the then-current quality, standards, and production specifications of Agfacolor film, paper, and chemistry.

If, for any reason, goods sold by Seller to Buyer do not meet such requirements, Seller agrees to replace such goods at no additional cost to Buyer, provided that the following conditions have been met:

1. PCA shall take all reasonable efforts to save all allegedly defective and used film, chemistry, and paper for examination and verification by Seller;

2.    All film shall be used prior to its expiration date;

3. Seller receives from PCA within ten (10) days from the date of discovery written notice describing the nature of the defect, quantity, and emulsion numbers involved;

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4.    All inventories must be properly rotated.

      Such goods shall be replaced if defective in manufacture, labeling or packaging. EXCEPT FOR SUCH REPLACEMENT, PRODUCTS ARE SOLD WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SELLER OR ANY MEMBER OF THE AGFA-GEVAERT GROUP SHALL NOT BE LIABLE FOR SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES RESULTING FROM ANY GOODS SOLD, EVEN WHERE SUCH DAMAGES ARE CAUSED BY SELLER OR ANY MEMBER OF THE AGFA-GEVAERT GROUP.


TRADEMARKS:

1. PCA shall refer to Agfa-Gevaert, N.V. ("Agfa-Gevaert") as the manufacturer of the products covered under this Agreement in its advertising, literature, or otherwise, and to that effect shall refer to and use the "AGFA" name and rhombus and applicable Agfa trademarks (the "AGFA TRADEMARKS") in connection with the advertising, promotion, and distribution of the products covered under this Agreement. In advertising, promoting, and distributing the products covered under this Agreement, PCA shall abide by AGFA's policies regarding advertising and trademark usage as established from time to time by AGFA, including, without limitation, the particulars of the Corporate Design Manual, which has been provided to PCA, and as it may be modified by Agfa from time to time. PCA shall not alter, remove or tamper with the labeling on or of any of the products covered under this Agreement except as specifically approved by AGFA in writing in advance.

2. Each time a registered trademark of Agfa-Gevaert is used, PCA will print it in between inverted commas and the words "registered trademark of Agfa-Gevaert Leverkusen/MortzelAntwerp" shall be included with an addendum or footnote.

3. To maintain the reputation of the AGFA TRADEMARKS, PCA shall, from time to time as requested by AGFA, supply AGFA with specimens of its use of the AGFA TRADEMARKS. Furthermore, PCA hereby authorizes AGFA to enter and inspect PCA's premises and to take samples for inspection during normal business hours at least two times in any calendar year upon prior reasonable notice.

4. THIS AGREEMENT, INCLUDING THIS ARTICLE, IS NOT INTENDED TO GIVE AND DOES NOT GIVE PCA ANY RIGHTS OR LICENSE WHATSOEVER IN OR TO ANY TRADEMARKS, TRADE NAME, PATENT, COPYRIGHT, OR OTHER INTELLECTUAL PROPERTY RIGHT OF AGFA OR OF ITS PARENT OR THEIR AFFILIATES. DURING THE TERM OF THIS AGREEMENT AND THEREAFTER, PCA SHALL NOT CLAIM OWNERSHIP OF NOR CHALLENGE AGFA'S OWNERSHIP OR REGISTRATION OF THE TRADEMARK AGFA, AGFA RHOMBUS, THE TRADE NAME AGFA, OR ANY MARK OR NAME USED BY AGFA OR ITS RELATED COMPANIES AND THEIR SUCCESSORS.


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5.    Failure of PCA to comply with any provision of this Article will result in the immediate termination of this Agreement. Upon termination of this Agreement, PCA shall not make use of any trademarks that might be confused in their pronunciation, matter of writing, design, or meaning, or otherwise with trademarks belonging to AGFA or its parent or their affiliates.

6. THIS ARTICLE STATES ALL OF THE RESPONSIBILITIES OF AGFA CONCERNING PATENT, TRADEMARK COPYRIGHT, OR OTHER INTELLECTUAL PROPERTY INFRINGEMENT.




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                             PCA INTERNATIONAL, INC.

                                 SALES CONTRACT

                           DATED AS OF AUGUST 1, 1997

                                   SCHEDULE C


                In consideration of PCA's performance of this Agreement during its term, Agfa has granted to PCA an up-front contract allowance in the amount of $XXXX in the form of credit to existing accounts receivable owed to Agfa by PCA; provided that, if this Agreement is terminated prior to January 31, 2000, then the overall credit will be reduced to an amount equal to (x) $XXXX times
(y) a fraction the numerator of which is the time this Agreement actually was in effect and the denominator of which is the total contract period, and PCA will immediately pay to Agfa the difference between the initial total credit of $XXXX and the reduced credit as calculated above.



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                             PCA INTERNATIONAL INC.

                                 SALES CONTRACT

                           DATED AS OF AUGUST 1, 1997

                                   SCHEDULE D


PCA projected 30-month (August 1, 1997 to January 31, 2000) purchase volume for color paper, film, and chemistry from Seller with no relationship to allowances given for sales, gross invoice price before cash discount and advertising, is $XXXX.

Broken down as follows:

                  Color Paper                                         $XXXX *
                  Film                                                 XXXX **
                  Chemistry                                            XXXX ***

                  TOTAL                                               $XXXX



*      XXXX sq. ft.
       XXXX rolls 10" x 1148 equivalent

**     35 mm x 30 M $XXXX = XXXX rolls
       46 mm x 30 M $XXXX = XXXX rolls

***    Approximately XXXX% of paper



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                             PCA INTERNATIONAL, INC.

                                 SALES CONTRACT

                           DATED AS OF AUGUST 1, 1997

                                   SCHEDULE E


PRICES AND TERMS:


COLOR PAPER:   XXXX per sq. ft.  Type 8/10 or Equivalent for remainder of period


AGFACOLOR PORTRAIT:              XPS160 long roll 30M 35mm unperf. XXXX per roll
                                 XPS 1 60 long roll 30M 46mm XXXX per roll

CHEMICAL PRICES:  See attached page

TERMS:   2% 90 Net 270 Date of Invoice.


Agfa Division, Bayer Corporation, hereby acknowledges and agrees that the prices for its goods hereunder are for goods delivered to Buyer's production facilities in either Matthews, North Carolina or Charlotte, North Carolina, and that Agfa, or an Agfa affiliate, is the importer of record for the goods.


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                             PCA INTERNATIONAL, INC.

                                 SALES CONTRACT

                           DATED AS OF AUGUST 1, 1997

                              SCHEDULE E CONTINUED

                                CHEMICAL PRICING


Chemistry                 Size              Description                              Invoice Price
---------                 ----              -----------                              -------------

AP-70 CDLR PT A            300 LTR     Low Replenishment Developer                   $ XXXX
AP-70 CDLR PT B&C          300 LTR     Low Replenishment Developer                     XXXX
AP-70 Light BL-J          6x50 LTR     Light Bleach Regenerator                        XXXX
AP-94 Light BL-J          1000 LTR     Light Bleach Regenerator                        XXXX
AP-94 Light BL-J           300 LTR     Light Bleach Regenerator                        XXXX
AP-94 CDJ PT A Conc.        60 LTR     Developer Regenerator/RA-4                      XXXX
AP-94 CDJ PT B Conc.        60 LTR     Developer Regenerator/RA-4                      XXXX
AP-94 CDJ PT C Conc.        60 LTR     Developer Regenerator/RA-4                      XXXX
AP-94 CLDR PT A             75 GAL     Low Replenishment Developer/RA-4                XXXX
AP-94 CDLR PT B             75 GAL     Low Replenishment Developer/RA-4                XXXX
AP-94 CDLR PT C             75 GAL     Low Replenishment Developer/RA-4                XXXX
AP-92 CDJ PT A              50 GAL     Developer Regenerator/EP-2                      XXXX
AP-92-CDJ PT B              50 GAL     Developer Regenerator/EP-2                      XXXX
AP-92 CDJ PT C              50 GAL     Developer Regenerator/EP-2                      XXXX
AP-92 CDJ PT D              50 GAL     Developer Regenerator/EP-2                      XXXX
FX Universal Fix Conc.      15 GAL     Universal Fix Concentrate                       XXXX
AP-70 DS                     1 GAL     Color Developer Starter/Film                    XXXX
AP-92 CDS                    1 GAL     Color Developer Starter/EP-2                    XXXX
AP-94 CDS                    1 GAL     Color Developer Starter/RA-4                    XXXX


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                             PCA INTERNATIONAL, INC.

                                 SALES CONTRACT

                           DATED AS OF AUGUST 1, 1997

                                   SCHEDULE F



A.       The Sales Contract Form is hereby amended by adding the following:

         This Agreement is subject to the form terms and conditions attached to this Agreement (the "Terms and Conditions") and to the letter agreement regarding confidentiality, dated as of August 1, 1997, all of which are part of this Agreement.

B.       The Terms and Conditions are hereby amended as follows:

         1. Under the caption "General," Paragraph 3 is hereby deleted and replaced with the following

                  In the event that Agfa Division, Bayer Corporation, reasonably believes that Buyer may lack the requisite financial resources to fulfill Buyer's obligations under this Agreement, Agfa may, by written notice to Buyer stating the grounds therefor, have reasonable immediate access to the financial records of Buyer for the sole purpose of determining Buyer's creditworthiness; in the event that Agfa's review of Buyer's financial records causes Agfa reasonably to conclude, or Agfa otherwise reasonably concludes, that Buyer's credit has become impaired and that reasonable grounds for insecurity exist with respect to the continued performance of Buyer, the parties agree in good faith to negotiate new payment terms.

                  When Agfa has so concluded, it shall give written notice to Buyer, and the date of such notice is referred to as a "Notice Date." If the parties cannot agree on new payment terms within ten (10) days after a Notice Date, the firm of independent certified public accountants then regularly engaged by Bayer Corporation shall be requested to determine what would be reasonable payment terms under the circumstances and this Agreement shall be deemed amended to provide for the terms so determined by the accountants. The accountants shall be requested to make such determination as soon as possible, but in any event shall make such determination within twenty (20) days after the Notice Date.

                  Not in limitation of the foregoing, if for any reason, other than the failure of Agfa to reasonably cooperate in the process described above, the payment terms have not been amended as set forth above and/or Buyer has not come into compliance with such amended terms within thirty (30) days after the Notice Date, Agfa may



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                  on at least thirty (30) days written notice to Buyer suspend shipments under this Agreement until the payment terms have been deemed amended as set forth above and Buyer has come into compliance with such amended terms. During the continuance of any such suspension by Agfa, Buyer may purchase Reasonable Quantities (as defined below) from other suppliers. Nothing in this paragraph or the preceding paragraph shall limit Seller's rights under the first paragraph of this section.

         2. The "Force Majeure" provision is hereby deleted and replaced with the following:

                  The non-performance of Agfa Division, Bayer Corporation, of its obligation to deliver any merchandise ordered hereunder shall be excused if such nonperformance is occasioned by any strike or any other labor trouble, flood, fire, accident, or any other casualty, act of God, war, adoption or imposition of governmental restrictions, shortage of or inability to obtain raw materials, damage by the elements, failure of equipment or other cause of like or unlike nature beyond the control of Agfa Division, Bayer Corporation. In the event of such force majeure, Agfa Division, Bayer Corporation may, in the exercise of reasonable discretion, discontinue shipments and/or allocate distribution until the cause of the delay is removed. Buyer shall have the right, without breaching this Agreement, to purchase products from other suppliers during the period Seller has discontinued or delayed shipments, provided that during such period Buyer shall not purchase in excess of Reasonable Quantities (as defined below). As used in this Schedule F, "Reasonable Quantities" shall mean reasonable quantities of the products covered by this Agreement based on purchases for the associated time period in previous years, but no more than Buyer's reasonable requirements under then-current business conditions.

                  In the event that shipments are suspended or delayed for ninety (90) days or more due to such force majeure, Buyer may terminate this Agreement upon written notice; in such event, the overall credit provided for in Schedule C of this Agreement shall be reduced in accordance with Schedule C; provided, however, that the overall credit shall not be so reduced if the force majeure event giving rise to the suspension of performance by Agfa consists of (i) a shortage of raw materials that does not prevent Agfa from performance,
                  (ii) a governmental restriction that does not have the effect of actually prohibiting the sale or the importation of the goods, or (iii) any other cause that does not prevent Agfa from performance but merely makes performance by Agfa more expensive.

         3. The "Termination" provision is hereby revised to read as follows:

                  Seller reserves the right, among other remedies, to either cancel this Agreement or suspend further deliveries under it in the event Buyer fails to pay for any one shipment when the same becomes due, provided that Seller has given Buyer the


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                  opportunity to cure the default for a period of thirty (30)
                  days after receipt of written notice from Seller.

                  Buyer reserves the right, among other remedies, to either cancel this Agreement or suspend further payments under it in the event Seller is unable (other than due to force majeure), after notice and a reasonable opportunity to cure such failure, to provide goods in compliance with then current quality, standards, and production specifications of Agfacolor film, paper and chemistry; or if Seller breaches in any material respect any warranty or other obligation of Seller contained in this Agreement and does not rectify such breach after notice and a reasonable opportunity to cure such breach.


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